CERTIFICATE OF AMENDMENT

                                       OF

                        AMERICAN CELLULOSE PRODUCTS CORP.



         (Under Section 805 of the Business Corporation Law)

The undersigned, Nourollah Elghanayan (President) and Mehdi Gabayzadeh (Secretary) of American Cellulose Products Corp., certify and set forth:

     1. The name of the Corporation is American Cellulose Products Corp.

     2. The date that the Certificate of Incorporation of American Cellulose Products Corp. was filed by the Department of State is the 18th day of December, 1984 under the name American Cellulose Mill Corp.

     3. The Certificate of Incorporation is hereby changed, pursuant to Section 801 (b) (1) of the Business Corporation Law, to effect a change in the name of the Corporation.

     4. Paragraph First of the Certificate of Incorporation of American Cellulose Products Corp. is hereby changed to read as follows:

          First: The name of the corporation is American Cellulose Mill Corp.


     5. This change to the Certificate of Incorporation of American Cellulose Products Corp. was authorized by the resolution of the Board of Directors of the Corporation, dated October 16, 1993 and the unanimous written consent of the shareholders of the Corporation, dated October 14, 1993.

     In witness whereof, the undersigned, who affirm that the statements made herein are true under the penalties of perjury, have executed this certificate this 14th day of October, 1993.


                                                  /s/ Nourollah Elghanayan
                                                  ------------------------------
                                                  Nourollah Elghanayan,
                                                  President


                                                  /s/ Mehdi Gabayzadeh
                                                  ------------------------------
                                                  Mehdi Gabayzadeh,
                                                  Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                        AMERICAN CELLULOSE PRODUCTS CORP.

                          ----------------------------

                   Section 805 of the Business Corporation Law

[STAMP]


Filer:  Tracey Ann Mccormick
        Corporation Service Company
        4 Central Avenue
        Albany, NY  12210



DEC 15 1993
[STAMP]


                                     BILLED

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                       AMERICAN CELLULOSE MILL CORPORATION
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


     The undersigned, being the president and the secretary of AMERICAN CELLULOSE MILL CORPORATION, do hereby certify

     1. The name of the corporation is AMERICAN CELLULOSE MILL CORPORATION.

     2. The certificate of incorporation of AMERICAN CELLULOSE MILL CORPORATION was filed by the Department of State on the 18th day of December, 1984.

     3. Paragraph First of the certificate of incorporation of AMERICAN CELLULOSE MILL CORPORATION which sets forth the name of the Corporation, is hereby amended to read:

          First: The name of the corporation is AMERICAN
          CELLULOSE PRODUCTS CORP.

     4. This above amendment to the Certificate of Incorporation was authorized by vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders of said corporation, after authorization by the Board of Directors.

     IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this 11th day of October, 1985.

                                                   /s/ Nourollah Elghanayan
                                                   -----------------------------
                                                   Nourollah Elghanayan,
                                                   President


                                                   /s/ Yahya Gabayzadeh
                                                   -----------------------------
                                                   Yahya Gabayzadeh,
                                                   Secretary

STATE OF NEW YORK )
                  )  SS.:
COUNTY OF SUFFOLK )


     Yahya Gabayzadeh, being duly sworn, deposes and says that he is the secretary of American Cellulose Mill Corporation, the corporation, and one of the persons who signed the foregoing Certificate of Amendment, that he has read the Certificate of Amendment and knows the contents thereof, and that the same is true to his own knowledge.

                                                    /s/ Yahya Gabayzadeh
                                                    ----------------------------
                                                    Yahya Gabayzadeh, Secretary

Sworn to before me this
11th day of October, 1985

/s/ [ILLEGIBLE]
- ---------------
Notary Public
Comm. Exp. 3/30/87

[STAMP]



================================================================================

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF

================================================================================

                               AMERICAN CELLULOSE
                                MILL CORPORATION

================================================================================

                                OCTOBER 11, 1985

================================================================================

                      MILLER, MANNIX, LEMERY & KAFIN, P.C.
                         ATTORNEYS AND COUNSELORS AT LAW
                                11 CHESTER STREET
                                  P.O. BOX 785
                           GLENS FALLS, NEW YORK 12801

================================================================================

     [STAMP]
STATE OF NEW YORK
DEPARTMENT OF STATE
FILED OCT 23 1985

                          CERTIFICATE OF INCORPORATION

                                       OF

                       AMERICAN CELLULOSE MILL CORPORATION

               (Under Section 402 of the Business Corporation Law)

     I, the undersigned, for the purpose of forming a corporation under Section 402 of the Business Corporation Law of the State of New York, CERTIFY:

     FIRST: The name of the corporation shall be:

                    AMERICAN CELLULOSE MILL CORPORATION

     SECOND: The purposes for which it is to be formed are as follows:

     (a) To engage in any manufacturing, mercantile, or trading business of any kind, and to do all things incidental thereto; to maintain and operate properties and facilities for the production and sale of any articles of commerce; and to purchase or otherwise acquire, own, mortgage, pledge, create security interests in, sell, assign, and transfer or otherwise dispose of, invest, trade, and deal in goods, wares and merchandise, and real and personal property, of every class and description. More particularly, but without limiting the generality of the foregoing, to manufacture, produce, prepare, finish, buy, sell, trade and deal in any and all kinds of woodpulp, pulp, paper and other cellulose fiber products, and any and all products and by-products of such manufacture; to manufacture, produce, prepare, buy, sell, and trade and deal in any and all materials, chemicals, and other substances which now or hereafter may be used, or conveniently manufactured or dealt in, in connection with the manufacture or use of woodpulp, pulp, paper, and other cellulose fiber products; to manufacture, produce, prepare, process, convert, coat, laminate, print, lithograph, finish, buy, sell, trade, and deal in any and all types of packaging materials, packages, bags, envelopes, pouches, and other containers, whether or not the same are made of or utilize or incorporate woodpulp, pulp, paper, or cellulose fiber products; and to manufacture, produce, buy sell, trade, and deal in machinery, machines, equipment, materials, plastics, synthetics, chemicals, and other substances.

     (b) To purchase, lease or otherwise acquire, and to hold, own, use, maintain, occupy, manage, operate, repair, remodel, improve, develop, erect, construct, alter, demolish, divide, sell, lease, hire, exchange, assign, mortgage, pledge, encumber, convey, transfer, and otherwise deal in, trade in and dispose of any and all real estate, lands, easements, licenses, leases, mortgages thereof, interests and rights therein, including but not limited to, leaseholds, mineral, oil or timer rights, claims or concessions, royalty interests or any other similar interests, buildings, hotels, apartment houses, tenements, offices, dwellings, stores, plants, factories, works, structures, improvements, fixtures, and other real, personal or mixed property of every kind and description, wheresoever situated, and to do any or all of the foregoing alone or in conjunction with others and as principal agent, broker, or in any capacity (including without limitation business enterprises or ventures) and to do any and all acts and things for the preservation, protection and enhancement of the value thereof.

     (c) To hold, invest and reinvest its funds and to purchase or otherwise acquire, on margin or otherwise, trade and deal in, or hold for investment or otherwise, sell, assign, negotiate, transfer, exchange or otherwise dispose of, or turn to account or realize upon, securities of every kind (including without limitation stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or representing any other rights or interests therein, or any property or assets) created or issued by any persons, firms, associations, trusts, corporations, syndicates, combinations, organizations, governments or subdivisions thereof, and generally deal in any such securities; to exercise as owner or holder of any securities; all rights, powers and privileges in respect thereof, including without limitation the right to vote thereon and assent or consent with respect thereto; and to do any and all acts and things for the preservation, protection and enhancement of the value thereof.

     (d) To acquire by purchase, subscription, or otherwise all or part of any interest in the property, assets, business or goodwill of any persons, firms, associations, trust, corporations, syndicates, combinations or organizations, and to dispose of or otherwise deal with such property, assets, business or goodwill.

     (e) To manufacture, acquire, invest in, dispose of, import, export, buy, sell, trade or otherwise deal in and with, as principal or agent, on commission or otherwise, goods, wares, merchandise, articles of trade, commodities and personal property, and contracts for the future delivery thereof, or any interest therein, or every class and description wherever situated.

     (f) To apply for, obtain, register, acquire, hold, use, operate, introduce, assign, and dispose of any trademarks, trade names, service marks, service names, copyrights, patents, inventions, improvements, formulae, know-how and processes used in connection with or held under letters patent of the United States, or elsewhere, which may be used in connection with or appertaining to any kind of business or service; and to exercise, develop, grant licenses in respect of, or otherwise to turn to account, any such trademarks, trade names, service marks, service names, copyrights, patents, inventions, improvements, formulae, know-how, processes, and, the like or any such property or rights.

     (g) To purchase, receive, take, or otherwise acquire, own, hold, cancel, reissue, sell, land, exchange, transfer, or otherwise dispose of, pledge, use, or otherwise deal in and with, its own shares, bonds or other obligations and securities, insofar as the same may be permitted by law.

     (h) To advance or lend money, with or without security; to aid by endorsement, guaranty or otherwise others, whether engaged in any business similar to or different from this corporation; and to take and hold real and personal property as security for the payment of funds so loaned or invested, all insofar as the same may be permitted by law, and to discharge and cancel without payment any indebtedness thus arising.

     (i) To borrow money, with or without pledge or mortgages or any or all of its property, real or personal as security, and issue its notes, bonds and other obligations thereof.

     (j) To do all such acts and things as are incidental to the foregoing purposes or necessary or convenient to carry on the business of said corporation, or to effect or promote any or all of the purposes for which the corporation is formed, and to conduct its business in all its branches in any jurisdiction within or without the United States. It is the intention that each of the purposes specified in Paragraph "SECOND" of this Certificate of Incorporation shall be regarded as an independent purpose and be in no manner or to any extent limited by reference to or inference from the terms of any other clauses of this or any other paragraph contained in the Certificate. It is also the intention that, to the extent permitted by law, the Corporation have as powers each of the purposes specified in all of the subdivisions of the "SECOND" paragraph and all of the powers specified in Section 202 of the New York Business Corporation Law.

     The foregoing shall not be deemed to limit or restrict in any manner the general powers of the corporation and the enjoyment and exercise thereof as conferred by the laws of the State of New York upon corporations organized under the provisions of the Business Corporation Law.

     THIRD: The office of the corporation within this State shall be located in the City of Mechanicville, County of Saratoga, New York.

     FOURTH: The aggregate number of shares which the corporation shall have the authority to issue shall be Two Hundred (200) Common Shares without par value.

     FIFTH: The Secretary of State of the State of New York is hereby designated as agent of the corporation upon whom processes against it may be served, and the post office address to which the Secretary of State shall mail a copy of any process against it served upon him is Miller, Mannix, Lemery & Kafin, P.C., 11 Chester Street, P.O. Box 765, Glen Falls, New York 12801.

     IN WITNESS WHEREOF, this Certificate has been signed and the statements made herein are affirmed as true under the penalties of perjury this 13th day of December, 1984.

                                                   /s/ Marian A. Wait
                                                   ----------------------------
                                                   Marian A. Wait

                                                   11 Chester Street
                                                   Glens Falls, New York 12801

[STAMP]


================================================================================

                                   CERTIFICATE
                                       OF
                                  INCORPORATION

================================================================================

                                       OF


                               AMERICAN CELLULOSE
                                MILL CORPORATION

================================================================================

                            Dated: December 13, 1984

================================================================================

                      MILLER, MANNIX, LEMERY & KAFIN, P.C.
                         ATTORNEYS AND COUNSELORS AT LAW
                                11 CHESTER STREET
                                  P.O. BOX 785
                           GLENS FALLS, NEW YORK 12801

================================================================================

    [STAMP]
STATE OF NEW YORK
DEPARTMENT OF STATE
FILED DEC 18 1984

                            CERTIFICATE OF AMENDMENT

                                       OF

                        AMERICAN CELLULOSE PRODUCTS CORP.

               (Under Section 805 of the Business Corporation Law)

The undersigned, Nourollah Elghanayan (President) and Yahya Gabayzadeh (Secretary) of American Cellulose Products Corp., certify and set forth:

     1. The name of the Corporation is American Cellulose Products Corp.

     2. The date that the Certificate of Incorporation of American Cellulose Products Corp. was filed by the Department of State is the 18th day of December, 1984 under the name American Cellulose Mill Corp.

     3. The Certificate of Incorporation is hereby changed, pursuant to Section 801 (b) (1) of the Business Corporation Law, to effect a change in the name of the Corporation.

     4. Paragraph First of the Certificate of Incorporation of American Cellulose Products Corp. is hereby changed to read as follows:

          First: The name of the corporation is
          AMERICAN CELLULOSE MILL CORP.

     5. This change to the Certificate of Incorporation of American Cellulose Products Corp. was authorized by the resolution of the Board of Directors of the Corporation, dated October 16, 1993 and the unanimous written consent of the shareholders of the Corporation, dated October 14, 1993.

     In witness whereof, the undersigned, who affirm that the statements made herein are true under the penalties of perjury, have executed this certificate this 14th day of October, 1993.


                                                  /s/ Nourollah Elghanayan
                                                  ------------------------------
                                                  Nourollah Elghanayan,
                                                  President


                                                  /s/ Mehdi Gabayzadeh
                                                  ------------------------------
                                                  Mehdi Gabayzadeh,
                                                  Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                        AMERICAN CELLULOSE PRODUCTS CORP.

                          ----------------------------

                   Section 805 of the Business Corporation Law


Filer:  Tracey Ann Mccormick
        Corporation Service Company
        4 Central Avenue
        Albany, NY  12210

[STAMP]



                                     BILLED

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         AMERICAN CELLULOSE MILL CORP.
              (Under Section 805 of the Business Corporation Law)


     It is hereby certified that:

     FIRST: The name of the Corporation is American Cellulose Mill Corp. The name of the Corporation is American Cellulose Mill Corp. The original name under which it was formed was American Cellulose Mill Corporation.

     SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on the 18th day of December 1984.

     THIRD: The amendment of the Certificate of Incorporation effected by this Certificate of Amendment is as follows: to limit the liability of directors of the Corporation.

     FOURTH: To accomplish the foregoing amendment, the following new Article Sixth is hereby added to the Certificate of Incorporation:

          SIXTH: No director shall be personally liable to the Corporation or its shareholders for damages for any breach of duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable (i) of a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) if he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or (iii) if his acts violated section 719 of the New York Business Corporation Law. This provision shall not eliminate or limit the liability of any director for any act or omission prior to the adoption of such provision.

     FIFTH: The foregoing amendment was authorized by the Board of Directors followed by a vote of the holders of all outstanding shares entitled to vote thereon.

Dated:  July 30, 1999


                                                     /s/ Mehdi Gabayzadeh
                                                     ---------------------------
                                                     Mehdi Gabayzadeh, President

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         AMERICAN CELLULOSE MILL CORP.

               Under Section 805 of the Business Corporation Law



                                                         [STAMP]







FILER:

Mandel and Resnik, P.C.
220 East 42nd Street
New York, NY  10017